Supplement dated January 2, 2014
to the Statement of Additional Information
Principal Variable Contracts Funds, Inc.
dated May 1, 2013 as amended and restated October 31, 2013

(as supplemented on November 19, 2013, November 22, 2013 and December 13, 2013)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Kristianne Blake, independent director on the Principal Variable Contracts Funds, Inc. Board of Directors, has resigned her position effective December 31, 2013.
Delete the second to last sentence in the first paragraph under this heading and substitute:
The Board is currently composed of ten members, eight of whom are Independent Directors.
Independent Directors
Delete the paragraph regarding Kristianne Blake.
Management Information Table
Delete the information regarding Kristianne Blake from the independent directors table.
Independent Directors (Not Considered to be “Interested Persons”)
Delete the information regarding Kristianne Blake from the fund ownership table.
Compensation
Delete the information regarding Kristianne Blake from the compensation table.